                                                                   Exhibit 10.13

                        EXCHANGE AND CONVERSION AGREEMENT


          THIS EXCHANGE AND CONVERSION AGREEMENT is made this 16th day of June, 2000, among TalentPoint, Inc., a Pennsylvania corporation ("the Company"), Parthenon Investors, L.P., a Delaware limited partnership ("Parthenon"), PCIP Investors, a Delaware general partnership ("PCIP"), JMH Partners Corp., a Delaware corporation ("JMH"), Shad Run Investments, L.P., a Delaware limited partnership ("Shad Run"), TSG Co-Investors, LLC, a Delaware limited liability company ("TSG" and together with Parthenon, PCIP, JMH and Shad Run, the "Investors").


                                   RECITALS

          WHEREAS, the Investors collectively own 98,948 shares of Class B common stock, $0.01 par value per share, of the Company (the "Class B Common Stock"), with each Investor owning the number of shares of Class B Common Stock set forth next to its name below:

                                         Number of Shares of
                                         Class B Common Stock
                  Investor                Owned by Investor
                  --------                -----------------

                  Parthenon                     89,150
                    PCIP                         1,549
                     JMH                         3,787
                  Shad Run                       2,837
                     TSG                         1,625
                                                ------
                    Total                       98,948
                                                ======

          WHEREAS, the Company intends to conduct an initial public offering of the common stock of the Company (the "IPO") on the terms set forth on a registration statement on Form S-1 (the "Registration Statement") to be filed with the United States Securities and Exchange Commission (the "SEC");

          WHEREAS, effective upon the filing of the Registration Statement with the SEC (the "Filing Date"), the parties have agreed that the Investors will exchange 19,208 shares of Class B Common Stock (collectively, the "Pre-IPO Exchange Shares") for 454,653 shares of Class A common stock, $0.01 par value per share, of the Company (the "Class A Common Stock"), with the number of Pre-IPO Exchange Shares being exchanged by each Investor on the Filing Date being the number set forth next to such Investor's name below:

                                          Number of Pre-IPO
                                        Exchange Shares Being
                       Investor         Exchanged Upon Filing
                       --------         ---------------------
                                                Date
                                                ----

                      Parthenon               17,872
                         PCIP                    211
                         JMH                     518
                       Shad Run                  386
                         TSG                     221
                                              ------
                        Total                 19,208
                                              ======

          WHEREAS, effective upon the closing of the IPO (the "Closing") the parties agree that the Investors will exchange an additional 19,208 shares of Class B Common Stock (collectively, the "IPO Exchange Shares" and, together with the Pre-IPO Exchange Shares, the "Class B Exchange Shares") for shares of Class A Common Stock at the price per share at which the common stock of the Company will be initially offered to the public (the "IPO Price"), based on the redemption value of the IPO Exchange Shares (as more particularly set forth herein), with the number of IPO Exchange Shares being exchanged by each Investor upon the Closing being the number set forth next to such Investor's name below:

                                              Number of IPO
                                             Exchange Shares
                                         Exchanged into Class A
                                            Common Stock Upon
                       Investor                  Closing
                       --------                  -------

                       Parthenon                  17,872
                        PCIP                        210
                        JMH                         518

                      Shad Run                      387
                        TSG                         221
                                                 ------
                       Total                     19,208
                                                 ======

          WHEREAS, upon the Closing, the parties have agreed that the Investors will convert 60,532 shares of their Class B Common Stock (the "Class B Conversion Shares") into 3,026,600 shares of Class A Common Stock, with each Investor converting that number of shares of Class B Common Stock set forth next to its name below:

                                      Number of Class B
                                      Conversion Shares
                                    Converted into Class A
                                    Common Stock Upon the
                    Investor               Closing
                    --------               -------

                    Parthenon               53,406
                      PCIP                   1,128
                      JMH                    2,751
                    Shad Run                 2,064
                      TSG                    1,183
                                            ------
                      Total                 60,532
                                            ======

          WHEREAS, the Company and each Investor have agreed to modify, on the date hereof, the terms of that certain Amended and Restated Investor Put Right Agreement, dated as of December 23, 1999, by and between the Company and such Investor (each, an "Investor Put Agreement"), to modify, on the date hereof, the terms of that certain Call Right Agreement, dated as of December 16, 1999, by and between the Company and such Investor (each, a "Call Right Agreement") and to terminate each such agreement upon the Closing.

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

     1    EXCHANGE OF PRE-IPO EXCHANGE SHARES.

          1.1  Exchange of Pre-IPO Exchange Shares.  Effective upon the Filing
               -----------------------------------
Date, and without the requirement of any further action on the part of the Company or any Investor, all of the Pre-IPO Exchange Shares held by the Investors will be exchanged for an aggregate of 454,653 shares of Class A Common Stock, with each Investor exchanging the number of shares of Pre-IPO Exchange Shares and receiving the number of shares of Class A Common Stock pursuant to such exchange as set forth next to such Investor's name below:

                     Shares of Pre-IPO Exchange      Shares of Class A Common
      Investor    Shares Being Currently Exchanged  Stock Issued Upon Exchange
      --------    --------------------------------  --------------------------

     Parthenon               17,872                           401,131
       PCIP                     211                             8,470
       JMH                      518                            20,666
     Shad Run                   386                            15,500
       TSG                      221                             8,886
                             ------                           -------
       Total                 19,208                           454,653
                             ------                           -------

          1.2  Deliveries.  Simultaneously with, or promptly following,  the
               ----------
Filing Date, each Investor shall deliver to the Company and the Company shall accept from each Investor, the stock certificates representing the Pre-IPO Exchange Shares exchanged by such Investor pursuant to Section 1.1 hereof, duly endorsed or accompanied by appropriate stock powers and the Company shall thereupon deliver to such Investor a stock certificate representing the Class A Common Stock issued in exchange therefor. The parties agree that from and after the Filing Date until the time that the stock certificates representing the Pre-IPO Exchange Shares ("Pre-IPO Certificates") are tendered to the Company to receive new certificates for the Class A Common Stock issued in exchange for the Pre-IPO Exchange Shares, the Pre-IPO Certificates shall no longer represent shares of Class B Common Stock (to the extent of the Pre-IPO Exchange Shares set forth next to each Investor's name in Section 1.1), but shall instead represent shares of Class A Common Stock issued in exchange therefor.

          1.3  Modification of Investor Put Agreement and Call Right Agreements.
               ----------------------------------------------------------------
Effective as of the Filing Date, each Investor Put Agreement and each Call Right Agreement is hereby amended such that the total number of shares of Class B Common Stock subject to the primary put right in Section 2.1 of each Investor Put Agreement and subject to the Class B Call Option set forth in Section 2.1 of each Call Right Agreement is reduced to one-half of the number of shares previously subject to the primary put right and the Class B Call Option, respectively, e.g., reduced to a number of shares of Class B Common Stock corresponding in each case to the number of IPO Exchange Shares currently held by each Investor. In order to evidence the agreement set forth in this Section 1.3, simultaneously with the execution of this Agreement, the Company and each Investor shall execute (i) Amendment No. 1 to the Amended and Restated Investor Put Agreement substantially in the form attached hereto as Exhibit A; and (ii) Amendment No. 1 to the Call Right
                   ---------
Agreement substantially in the form attached hereto as Exhibit B.
                                                       ---------

          1.4  No Conversion.  The Investors agree that they shall not be
               -------------
entitled to convert their IPO Exchange Shares into Class A Common Stock pursuant to the provisions of the Company's Articles of Incorporation, as amended, and that the Company shall issue a separate Class B Common Stock certificate to each Investor representing the IPO Exchange Shares upon the tender of outstanding Class B Common Stock certificates to the Company.

     2    EXCHANGE OF IPO EXCHANGE SHARES

          2.1  Exchange of IPO Exchange Shares.  Effective upon the Closing, and
               -------------------------------
without the requirement of any further action on the part of the Company or any Investor, each Investor hereby exchanges each of its IPO Exchange Shares for a number of shares of Class A Common Stock equal to the quotient of (a) $572.68 plus interest on such amount accrued at a rate of eight percent (8%) per annum from December 16, 1999 to the date of the Closing, divided by (b) the IPO Price.

          2.2  Deliveries.  Effective upon the Closing, each Investor shall
               ----------
deliver to the Company and the Company shall accept from such Investor, the stock certificates representing the IPO Exchange Shares exchanged by such Investor pursuant to Section 2.1 hereof, duly endorsed or accompanied by appropriate stock powers, and the Company shall thereupon deliver to such Investor a stock certificate representing the shares of Class A Common Stock issued in exchange therefor.

          2.3  Termination of Investor Put Agreement and Call Right Agreement.
               --------------------------------------------------------------
Effective upon the Closing and without the requirement of any further action on the part of the Company or any Investor, the Company and the Investors hereby agree that the Investor Put Agreements and the Call Right Agreements shall be terminated and shall be of no further force or effect.

     3    EXCHANGE OF CLASS B CONVERSION SHARES

          3.1  Exchange of Class B Conversion Shares.  Effective upon the
               -------------------------------------
Closing, and without the requirement of any further action on the part of the Company or any Investor, the Investors hereby convert all of their Class B Conversion Shares into an aggregate of 3,026,600 shares of Class A Common Stock, with each Investor converting the number of Class B Conversion Shares and receiving that number of shares of Class A Common Stock upon such conversion as is set forth next to such Investor's name below:

      Investor    Shares of Class B     Number of Shares of Class A
      --------    Conversion Shares        Common Stock Issued
                  -----------------          Upon Conversion
                                             ---------------

     Parthenon          53,406                 2,670,300
       PCIP              1,128                    56,400
       JMH               2,751                   137,550
     Shad Run            2,064                   103,200
       TSG               1,183                    59,150
                        ------                 ---------
       Total            60,532                 3,026,600
                        ======                 =========

          3.2  Deliveries.  Effective upon the Closing, each Investor shall
               ----------
deliver to theCompany the stock certificates representing the Class B Conversion Shares converted by such Investor pursuant to Section 3.1, duly endorsed or accompanied by appropriate stock powers, and the Company shall deliver to such Investor stock certificates representing the shares of Class A Common Stock issued to such Investor upon such conversion.

     4    TERMINATION

          4.1  Termination.  Section 2 and Section 3 hereof shall terminate and
               -----------
be wholly without force or effect in the event that the Closing has not occurred by December 31, 2000.

     5    REPRESENTATIONS AND WARRANTIES OF INVESTORS

          Each Investor, severally and not jointly with other Investors, hereby represents, warrants, covenants, agrees and acknowledges to the Company the following to be true and correct in all respects as to itself:

          5.1  Authority.  The Investor has full power and authority to execute
               ---------
and deliver this Agreement and the other instruments to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor enforceable in accordance with its terms, except as enforcement may be limited by insolvency, bankruptcy, moratorium or other laws affecting creditors' rights generally and except as enforcement may be limited by principles of equity. The execution and delivery by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not violate any law or any judgment, decree, award or order of any court or other federal, state or local department, official, commission, authority, board, bureau, agency or other public body, domestic or foreign ("Governmental Entity") to which the Investor is subject. No approval, authorization, consent or other order or action of or filing with any Governmental Entity (other than those filings required by the SEC in connection with the IPO) or any other individual or entity is required for the execution and delivery by the Investor of this Agreement or such other agreements and instruments or the consummation by the Investor of the transactions contemplated hereby or thereby.

          5.2  Title; Third-Party Options.  There are no contracts, options,
               --------------------------
commitments or rights of any kind, by or through the Investor, with, to or in any third party to acquire all or any portion of the Class B Exchange Shares or the Class B Conversion Shares held by the Investor and the Investor has good title to such shares and owns such shares free and clear of any claim, mortgage, assignment, conditional sale, lease, easement, consignment, bailment, contingent interest, pledge, lien, option, charge, security interest, preemptive right, encumbrance or other restrictions of any kind or nature whatsoever, but not a restriction imposed by the Securities Act (as defined in Section 5.13) or any other securities laws other than restrictions imposed by contracts, including the Stockholders Agreement dated as of December 16, 1999 among the Company, the Investors and those persons identified therein as Management Stockholders (the "Stockholders Agreement"), which, by the terms thereof, will lapse upon the consummation of the IPO.

          5.3  No View to Distribution or Resale.  The Investor will acquire
               ---------------------------------
Class A Common Stock in exchange for the Class B Exchange Shares and the Conversion Shares, as the case may be, under this Agreement solely for its own account without a view to the distribution or resale thereof, and the Investor does not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of such shares in any manner to any person except as contemplated by this Agreement.

          5.4  No Transfer Without Registration or Exemption.  The Investor will
               ---------------------------------------------
not, except as contemplated by this Agreement, sell, transfer or otherwise dispose of any of its Class A Common Stock in any manner, unless at the time of any such transfer: (i) a Registration (as defined in Section 5.13) under the Securities Act and under the Applicable Laws (as defined in Section 5.13) is in effect with respect to the Class A Common Stock to be sold, transferred or disposed of, and the Investor complies with all of the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (ii) the Investor has obtained and has provided to the Company an opinion from counsel satisfactory to the Company (as to both the counsel rendering such opinion and the substance of the opinion) that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws.

          5.5  Shares of Class A Common Stock Are Not Registered. The Class A
               -------------------------------------------------
Common Stock issuable by the Company pursuant to this Agreement in exchange for Class B Exchange Shares and upon conversion of the Class B Conversion Shares has not been sold to the Investors by the Company pursuant to a Registration under the Securities Act. Except as may otherwise be provided in the Registration Rights Agreement dated as of December 16, 1999 by and among the Company and the Investors (the "Registration Rights Agreement"), (i) any subsequent Registration under the

Applicable Laws will not authorize sales, transfers or dispositions of any shares of Class A Common Stock so issued by any Investor, and (ii) neither the Company nor any other person has any obligation or intention to effect the Registration of such Class A Common Stock for sale, transfer or disposition by the Investor under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. The Investors must therefore hold their shares of Class A Common Stock indefinitely except as contemplated by this Agreement, and unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has reviewed the transactions set forth in this Agreement or approved or disapproved the shares of Class A Common Stock for investment or any other purpose. All shares of Class A Common Stock have been issued and sold to the Investors in reliance upon a specific exemption from the Registration requirement of the Securities Act which depends, in part, upon the accuracy of the representations, warranties, covenants, acknowledgments and agreements of the Investors set forth in this Agreement.

          5.6  Securities Legend.  A legend will be placed on the certificates
               -----------------
evidencing all shares of Class A Common Stock issued pursuant to this Agreement and stop-transfer instructions will be issued to any transfer agent with respect to such shares of Class A Common Stock, to ensure compliance with the provisions of this Agreement the Securities Act and the Applicable Laws.

          5.7  Investment Risk. The Investor can bear the economic risk of its
               ---------------
acquisition and ownership of its shares of Class A Common Stock, including the total loss of its investment, has no need for liquidity in this investment and, either individually or with its advisers, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Company and the investment in the Class A Common Stock.

          5.8  Review of Company's Business and Records.  Prior to the execution
               ----------------------------------------
of this Agreement, the Investor and its advisers have been provided with full and free access and opportunity to inspect, review, examine and inquire about all books, records and information (financial or otherwise) of the Company its business and affairs, and the Investor and its advisers have made such inspection, review, examination and inquiry as they have deemed appropriate; and the Investor and its advisers have been offered the opportunity to ask such questions and obtain such additional information concerning the Company and its business and affairs as each Investor and its advisers have requested so as to understand the nature of the investment in the Class A Common Stock and to verify the accuracy of the information obtained as a result of their investigation.

          5.9  Review of Company's Registration Statement.  The Investor has
               ------------------------------------------
received a draft of the Company's Registration Statement on Form S-1 and all other documents requested by the Investor have been carefully reviewed by it and the Investor understands the information contained therein.

          5.10  Knowledge and Experience. The Investor or its representatives,
                ------------------------
as the case may be, together with its advisers, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the Class A Common Stock to evaluate the merits and risks of an investment in the Class A Common Stock and to make an informed investment decision with respect thereto.

          5.11  Accredited and Institutional Investor Status.  The Investor is
                --------------------------------------------
at least one of the following: (i) an "accredited investor," as such term is defined under Regulation D under the Securities Act, or (ii) a "financial institution or institutional investor" or a "financial institution or institutional buyer" as such terms are used in the state securities law in the state of organization of such Investor.

          5.12  No Reliance. The Investor is not relying on the Company or any
                -----------
of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Class A Common Stock, and the Investor has relied on the advice of, or have consulted with, only his or its own advisers with respect to such matters.

          5.13  Definitions.  As used herein:  the term "Registration" means
                -----------
registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws and, to the extent applicable to offers or sales of securities, the Securities Exchange Act of 1934, as amended, and the rules and regulations under the foregoing.


     6    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to each Investor the following to be true and correct in all respects:

          6.1  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its respective properties and assets and to carry on its respective business and operations.

          6.2  Authority.  The Company has full corporate power and authority to
               ---------
execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by or on the part of the Company to authorize the Company to execute, deliver and perform this Agreement have been duly and properly taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except as enforcement may be limited by insolvency, bankruptcy, moratorium or other laws affecting creditors' rights generally and except as enforcement may be limited by principles of equity. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not violate any law or any judgment, decree, award or order of any court or other Governmental Entity to which the Company is subject, nor will it conflict with, or be prohibited, limited or restricted in any way by the documents executed and delivered by the Company in connection with the transactions contemplated hereby. No approval, authorization, consent or other order or action of or filing with any Governmental Entity (other than those filings required by the SEC in connection with the IPO) or any other individual or entity is required for the execution and delivery by the Company of this Agreement or such other agreements and instruments or the consummation by the Company of the transactions contemplated hereby.

          6.3  No Material Misstatements.  The prospectus included in the draft
               -------------------------
Registration Statement dated as of June __, 2000 does not, and the final prospectus filed pursuant to Rule 424(b) under the Securities Act in connection with the IPO will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were given, not misleading.

     7    MISCELLANEOUS

          7.1  Waiver of Piggyback Registration Rights.  Each Investor hereby
               ---------------------------------------
waives its rights under Section 3 of the Registration Rights Agreement to require the Company to register in the IPO any securities held by such Investor. The parties agree that the waiver set forth in this Section 7.1 shall be effective only with respect to the registration of an Investor's securities in the IPO and will not affect an Investor's right to exercise its rights under
Section 3 of the Registration Rights Agreement with respect to any other Registration Statement (as defined in the Registration Rights Agreement) other than (a) the Registration Statement (or any pre-effective or post-effective amendment thereto) filed with respect to the IPO or (b) any Registration Statement filed pursuant to Rule 462 under the Securities Act in connection with the IPO.

          7.2  Adjustments.  The class and number of any shares referred to in
               -----------
this Agreement will be adjusted proportionately for any change in the class of or any increase or decrease in the number of outstanding shares resulting from stock splits, reverse stock splits, stock dividends, stock combinations, consolidations, mergers, reclassifications, recapitalizations or other similar transactions that take place after the date hereof and prior to the Closing.

          7.3  Deposit of Shares.  At the request of the underwriters in the
               -----------------
IPO, the Investors shall deposit the IPO Exchange Shares prior to the Closing pursuant to a Custody and Power of Attorney Agreement upon customary terms and in form and substance reasonably satisfactory to the Investors, appointing up to two representatives of Parthenon Investors, L.P. as custodians and attorneys in fact to effectuate the deliveries contemplated by Sections 2.2 and 3.2.

          7.4  Failure to Deliver Shares.  In addition to Section 1.2 hereof, if
               -------------------------
an Investor (the "Transferring Holder") becomes obligated to deliver to the Company certificates representing any Class B Exchange Shares or Class B Conversion Shares (any or all thereof being referred to in this Section 7.4 as the "Shares") pursuant to any part of this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, send to the Transferring Holder the stock certificates for the shares of Class A Common Stock into which the Class B Exchange Shares or Class B Conversion Shares are exchanged or converted hereunder and, without written notice to the Transferring Holder, cancel on the Company's books the stock certificate(s) representing such Class B Exchange Shares and Class B Conversion Shares. The Transferring Holder failing to deliver share certificates in accordance with this Agreement shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with the enforcement of obligations under this Agreement or utilizing the remedies set forth in this Section 7.4.

          7.5  Consents.  The execution of this Agreement by the Company and the
               --------
Investors shall constitute consent of all such parties to the exchange and conversion by the Investors of the Class B Exchange Shares and the exchange of the Class B Conversion Shares, to the extent such consent is required under the terms of the Company Charter or any agreement to which the Company and/or any such Investor is a party.

          7.6  Assignment and Binding Effect.  This Agreement may not be
               -----------------------------
assigned by any party hereto without the prior written consent of the Company and those Investors holding a majority in interest of the Class B Common Stock. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties, including upon any transfers of any Class B Exchange Shares or Class B Conversion Shares. Each Investor hereby agrees that it shall not sell or otherwise transfer any Class B Exchange Shares or Class B Conversion Shares unless the proposed purchaser or other transferee of such shares (a) acknowledges that such shares are subject to the provisions of this Agreement and (b) further agrees to comply with the provisions of this Agreement to the same extent as if such purchaser or other transferee were the selling or transferring Investor. Any attempted sale or transfer of Class B Exchange Shares or Class B Conversion Shares in violation of this Section 7.6 shall be null and void, and the Company shall not in any way give effect to any such impermissible sale or transfer.

          7.7  Waiver.  Any term or provision of this Agreement may be waived at
               ------
any time by the party entitled to the benefit thereof by a written instrument executed by such party.

          7.8  Notices.  Any notice, request, demand, waiver, consent, approval
               -------
or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally (to the attention of the person identified) to the address of such person maintained on the book and records of the Company, or sent by telecopy, telegram or by certified mail, postage prepaid, or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered or telegraphed or, if mailed, three business days after the date so mailed.

          7.9  Governing Law.  This Agreement shall be governed by and
               -------------
interpreted and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania.

          7.10 No Benefit to Others.  The representations, warranties, covenants
               --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto and their executors, legal representatives, successors and assigns, and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

          7.11 Contents of Agreement.  This Agreement together with any
               ---------------------
documents referred to herein set forth the entire agreement of the parties hereto and supersede any prior agreement or understanding of the parties with respect to the transactions contemplated hereby. This Agreement may not be amended except by an instrument in writing signed by the parties hereto, and no claimed amendment, modification, termination or waiver shall be binding unless in writing and signed by the party against whom or which such claimed amendment, modification, termination or waiver is sought to be enforced.

          7.12 Cooperation.  The parties hereto shall use their best efforts to
               -----------
take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law, both before and after the date hereof, to consummate and make effective the transactions contemplated by this Agreement.

          7.13 Severability.  Any provision of this Agreement which is invalid
               ------------
or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7.14 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, which when taken together, shall constitute but one and the same instrument. Any and all counterparts may be executed by facsimile.



                           Execution Page to Follow

                                                                   Exhibit 10.13

     IN WITNESS WHEREOF, the parties have executed and delivered this Exchange and Conversion Agreement on the date first above written.


                                         TALENTPOINT, INC.


                                         By: /s/ Elliot Clark
                                             ---------------------------
                                         Name: Elliot Clark
                                         Title: Chief Operating Officer


                                         PARTHENON INVESTORS, L.P.


                                         By: /s/ John Rutherford
                                             ---------------------------
                                         Name: John Rutherford
                                         Title: Managing Director


                                         PCIP INVESTORS, a Delaware
                                         general partnership


                                         By: /s/ John Rutherford
                                             ---------------------------
                                         Name: John Rutherford
                                         Title: Partner


                                         JMH PARTNERS CORP.


                                         By: /s/ W. Anthony Brook
                                             ---------------------------
                                         Name: W. Anthony Brook
                                         Title: Chairman


                       Executions Continued on Next Page

                                    SHAD RUN INVESTMENTS, L.P.

                                    By:  Shad Run Investments, Inc., its
                                         General Partner


                                    By: /s/ Sara M. Hendrickson
                                       ------------------------------
                                    Name:  Sara M. Hendrickson
                                    Title: President


                                    TSG CO-INVESTORS, LLC


                                    By: /s/ G. Kevin Fechtmeyer
                                       ------------------------------
                                    Name:  G. Kevin Fechtmeyer
                                    Title: Vice President


                               End of Executions